Exhibit 99.2

Last updated 5/3/12

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended March 31, 2012 and 2011

		3 Months Ended March
Line		2012	2011	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$4	$(7)	$11
2	APS Energy Services	-	-	-
3	SunCor	-	-	-
4	El Dorado	-	-	-
5	Parent Company	(4)	(3)	(1)

6	Income From Continuing Operations	-	(10)	10

	Income (Loss) From Discontinued Operations - Net of Tax
7	SunCor	(1)	(1)	-
8	Other	1	1	-
9	Total	-	-	-

10	Net Income	-	(10)	10

11	Less: Net Income (Loss) Attributable to Noncontrolling Interests	8	5	3

12	Net Income Attributable to Common Shareholders	$(8)	$(15)	$7

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

13	Arizona Public Service	$0.03	$(0.06)	$0.09
14	APS Energy Services	-	-	-
15	SunCor	-	-	-
16	El Dorado	-	-	-
17	Parent Company	(0.03)	(0.04)	0.01

18	Income From Continuing Operations	-	(0.10)	0.10

	Income (Loss) From Discontinued Operations - Net of Tax
19	SunCor	(0.01)	-	(0.01)
20	Other	-	0.01	(0.01)
21	Total	(0.01)	0.01	(0.02)

22	Net Income	(0.01)	(0.09)	0.08

23	Less: Net Income (Loss) Attributable to Noncontrolling Interests	0.07	0.05	0.02

24	Net Income Attributable to Common Shareholders	$(0.08)	$(0.14)	$0.06

25	BOOK VALUE PER SHARE	$34.24	$33.31	$0.93

	COMMON SHARES OUTSTANDING (Thousands)
26	Average - Diluted	109,299	108,832	467
27	End of Period	109,372	109,011	361

See Glossary of Terms.	Page 1 of 4

Last updated 5/3/12

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended March 31, 2012 and 2011

		3 Months Ended March
Line		2012	2011	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$273	$273	$(0)
29	Business	292	298	(6)
30	Total retail	565	571	(6)
	Wholesale revenue on delivered electricity
31	Traditional contracts	12	11	1
32	Off-system sales	20	18	3
33	Transmission for others	6	8	(2)
34	Other miscellaneous services	17	40	(23)
35	Total regulated operating electricity revenues	620	647	(27)

	MARKETING AND TRADING
36	Electricity and other commodity sales	-	-	-
37	Total operating electric revenues	$620	$647	$(27)

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,553	2,652	(99)
39	Business	3,189	3,274	(85)
40	Total retail	5,743	5,926	(184)
	Wholesale electricity delivered
41	Traditional contracts	163	143	20
42	Off-system sales	866	647	220
43	Retail load hedge management	31	31	(0)
44	Total regulated electricity	6,802	6,747	56

	MARKETING AND TRADING
45	Wholesale sales of electricity	-	-	-
46	Total electric sales	6,802	6,747	56

	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset/(liability) - beginning balance	$28	$(58)	$86
48	Deferred fuel and purchased power costs - current period	(47)	(50)	3
49	Interest on deferred fuel	-	-	-
50	Amounts refunded/(recovered) through revenues	24	31	(7)
51	Deferred fuel and purchased power regulatory asset/(liability) - ending balance	$5	$(77)	$82

See Glossary of Terms.	Page 2 of 4

Last updated 5/3/12

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended March 31, 2012 and 2011

		3 Months Ended March
Line		2012	2011	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
52	Residential	1,007,582	999,692	7,890
53	Business	126,632	125,591	1,040
54	Total	1,134,213	1,125,283	8,930
55	Wholesale customers	47	47	-
56	Total customers	1,134,260	1,125,330	8,930

57	Customer growth (% over prior year)	0.8%	0.4%	0.4%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

58	Residential	2,638	2,640	(2)
59	Business	3,205	3,258	(53)
60	Total	5,843	5,898	(55)

	RETAIL USAGE (KWh/Average Customer)

61	Residential	2,534	2,653	(119)
62	Business	25,185	26,071	(886)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

63	Residential	2,618	2,641	(22)
64	Business	25,306	25,940	(633)

	ELECTRICITY DEMAND (MW)

65	Native load peak demand	4,113	4,814	(701)

	WEATHER INDICATORS - RESIDENTIAL

	Actual
66	Cooling degree-days	-	-	-
67	Heating degree-days	417	587	(170)
68	Average humidity	-	-	-

	10-Year Averages
69	Cooling degree-days	-	-	-
70	Heating degree-days	500	500	-
71	Average humidity	-	-	-

See Glossary of Terms.	Page 3 of 4

Last updated 5/3/12

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended March 31, 2012 and 2011

		3 Months Ended March
Line		2012	2011	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
72	Nuclear	2,360	2,448	(88)
73	Coal	2,571	2,950	(379)
74	Gas, oil and other	1,244	839	405
75	Total generation production	6,175	6,237	(62)
	Purchased power
76	Firm load	1,169	617	552
77	Marketing and trading	71	227	(156)
78	Total purchased power	1,240	844	396
79	Total energy sources	7,415	7,081	334

	POWER PLANT PERFORMANCE

	Capacity Factors
80	Nuclear	94%	99%	(5)%
81	Coal	67%	78%	(11)%
82	Gas, oil and other	17%	12%	5%
83	System average	45%	47%	(2)%

	ECONOMIC INDICATORS

	Building Permits (a)
84	Metro Phoenix	2,446	1,663	783

	Arizona Job Growth (b)
85	Payroll job growth (% over prior year)	1.7%	0.7%	0.9%
86	Unemployment rate (%, seasonally adjusted)	8.7%	9.7%	(1.1)%

Sources:
(a)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business and Home Builders Marketing, Inc. /RLBrown Reports
(b)	Arizona Department of Economic Security

See Glossary of Terms.	Page 4 of 4